SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       ----------------------------------

Date of report (Date of earliest event reported): July 27, 2004 (July 27, 2004)

                            DOV Pharmaceutical, Inc.
               (Exact name of registrant as specified in charter)

          Delaware                     000-49730                 22-3374365
(State or other jurisdiction   (Commission file number)         (IRS employer
     of incorporation)                                       identification no.)

                   433 Hackensack Avenue, Hackensack, NJ 07601
               (Address of principal executive offices) (Zip code)

                                 (201) 968-0980
              (Registrant's telephone number, including area code)


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Item 5. Other Events and Required FD Disclosure.

On July 27, 2004, registrant is holding its 2nd Annual Science Day at the Millennium Broadway Hotel in New York City. Presenters at the event will use the slides included as an exhibit to this filing. The event had been announced by press release dated July 14, 2004, also included as an exhibit. As noted on the release, a slide and audio transmission of the event will be included on registrant's website, www.dovpharm.com, for 30 days.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits. The following exhibits are furnished herewith:

Exhibit
Number      Title
------      -----

99.1 Slides used by presenters at registrant's 2nd Annual Science Day, July 27, 2004

99.2        Press release dated July 14, 2004, issued by registrant


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                DOV Pharmaceutical, Inc.


Date: July 27, 2004                             /s/ Arnold Lippa
                                                ----------------
                                                Arnold Lippa
                                                Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number      Title
------      -----

99.1        Slides used by presenters at registrant's 2nd Annual Science Day

99.2        Press release dated July 14, 2004, issued by registrant